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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 26, 1996, in the Registration Statement (Form SB-2 No. 333-___________) and related Prospectus of CD Warehouse, Inc. for the registration of 1,000,000 shares of its common stock.


                                        ERNST & YOUNG LLP


Oklahoma City, Oklahoma
October 30, 1996